[PHOTO]

ZENIX
Income
Fund Inc.

                                   [GRAPHIC]


                                   [GRAPHIC]


                                                                Quarterly Report
                                                                   June 30, 2001

                                   [GRAPHIC]



                            Zenix Income Fund Inc.

[PHOTO]
HEATH B. MCLENDON
Chairman

[PHOTO]
JOHN C. BIANCHI, CFA
Vice President and
Investment Officer


Dear Shareholder:

We are pleased to provide you with the quarterly report for the Zenix Income Fund Inc. ("Fund") for the three months ended June 30, 2001. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this information to be useful and informative.

During the past three months, the Fund paid income dividends to common shareholders totaling $0.16 per share. The table on the following page details the annualized distribution rate and the three-month total return for the Fund based on its June 30, 2001 net asset value ("NAV") per share and the New York Stock Exchange ("NYSE") closing price./1/
------
1The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the value of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply and demand of the Fund's shares.



                                   [GRAPHIC]

              Price Per Share      Annualized        Three-Month
                              Distribution Rate/2/ Total Return/2/
              --------------- -------------------- ---------------
               $3.47  (NAV)          17.98%            (9.35)%
               $4.70 (NYSE)          13.28%             1.14%

During the period, the Fund generated a return based on NAV of negative 9.35%. In comparison, the Lipper Inc. ("Lipper")/3/ peer group of high current yield bond funds (leveraged) returned 1.66% for the same period. Past performance is not indicative of future results.

Market and Economic Overview
During the first half of 2001, the high-yield market continued to experience heightened volatility in light of escalating concerns over the slowing U.S. economy and disappointing corporate profits. The period was marked by rising default rates: on a rolling 12-month basis through the end of June 2001, default rates increased to roughly 7.5%, with the major credit rating agencies expecting a further increase to approximately 9.5% in the second half of 2001. At the close of the period, the high-yield market was trading at valuation levels that indicated recessionary conditions.

Overall performance in the high-yield market was disappointing during the period. The greatest price declines were among telecommunications and technology issues. Both sectors continued to experience a dramatic reversal from their excessive growth over the past three years. Given the Fund's historical overweight in these sectors, its performance was more negatively affected than its peer group or benchmark.
------
2Total returns are based on changes in NAV or the market value, respectively.
 Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.052 for twelve months. This rate is as of July 31, 2001 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your investment in the Fund. Past performance is not indicative of future results.
3Lipper is an independent mutual fund-tracking organization.


                                   [GRAPHIC]

It is our view, however, that most of the negative events surrounding the telecommunications and technology sectors have been excessively discounted by the financial markets. We believe that a bottoming-out process is now underway that will probably take another six months to play-out. At that time, we expect a sustainable recovery to occur. We remain confident that, if and when an economic recovery occurs, the Fund will disproportionately participate in the upside improvement in price. (Of course, there can be no guarantee that our expectations will, in fact, materialize.)

The U.S. Federal Reserve Board's ("Fed") aggressive interest rate reductions in the first half of 2001 may serve as a catalyst for improvement. At the time of this report, the Fed had reduced short-term rates by a total of 2.75% in 2001, from 6.50% to 3.75%. It is generally believed that a reduction in interest rates will help stimulate economic growth by reducing the cost of borrowing for consumers and corporations.

For the Fund, we have focused on maintaining a relatively higher credit quality by adding more upper-tier BB/Ba rated and higher rated credits. Our focus on improving the Fund's overall credit quality -- a strategy that enabled the Fund to avoid almost all of the defaults occurring in the high- yield market during the period -- did cost us some current income, however, since higher quality issues typically generate less income. As economic conditions improve and overall default risk declines, we expect to add higher-yielding issues to the Fund.

Outlook
As we mentioned earlier, we believe the high-yield market is finally bottoming out, and that it is headed for a gradual recovery that will take place over the next two to three years. The most depressed sectors of the high-yield market, such as telecommunications and technology, could take longer, given the specific problems affecting them. Going forward, we expect to maintain broad diversification across industry sectors. Our poor experience with the technology and telecommunications sectors has underscored the importance of maintaining sector diversification in the Fund.


                                   [GRAPHIC]

In closing, we remain focused on generating upside price performance after three difficult years, and will continue to invest in positions that we believe have the greatest upside potential. These tend to be the deeper-discount issues of better quality companies. Despite today's challenges, we remain confident in the Fund's ability to generate improving performance over the long term for its investors.

Thank you for your investment in the Zenix Income Fund Inc.
Sincerely,

/s/ Heath B. McLendon           /s/ John C. Bianchi

Heath B. McLendon               John C. Bianchi, CFA
Chairman                        Vice President and
                                Investment Officer

July 12, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund's investment portfolio. Please refer to pages 6 through 21 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of June 30, 2001 and is subject to change.


                                   [GRAPHIC]

Take Advantage of the Fund's Dividend Reinvestment Plan!

   Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

   As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

Plan Summary
   If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment then your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

   The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting 98% of the NAV, or 95% of the market price, whichever is greater.

   If the market price is less than 98% of the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent") will buy common stock for your account in the open market.

   If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of 98% of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

   A more complete description of the current Plan appears in the section of this report beginning on page 40. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.


                                   [GRAPHIC]

                                                         Schedule of Investments
                                                       June 30, 2001 (unaudited)

[GRAPHIC]



  Face
Amount++      Rating(a)                        Security                           Value
--------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 96.3%
Aerospace -- 0.6%
      330,000   B-      Dunlop Standard Aerospace Holdings, Sr. Notes,
                          11.875% due 5/15/09................................. $    352,275
  345,000       B-      Fairchild Corp., Notes, 10.750% due 4/15/09...........      282,037
                                                                               ------------
                                                                                    634,312
                                                                               ------------
Airlines -- 1.3%
  495,000       BB-     Air Canada, Sr. Notes, 10.250% due 3/15/11+...........      466,537
1,723,536       BB      Airplanes Pass-Through Trust, Asset-Backed Securities,
                          Series 1, Class D, 10.875% due 3/15/19..............      931,261
                                                                               ------------
                                                                                  1,397,798
                                                                               ------------
Aluminum -- 1.6%
  350,000       BB-     Century Aluminum Co., First Mortgage,
                          11.750% due 4/15/08+................................      365,750
                        Kaiser Aluminum & Chemical Corp., Sr. Sub. Notes:
1,110,000       CCC+      12.750% due 2/1/03..................................      993,450
  160,000       B         Series B, 10.875% due 10/15/06......................      153,600
  140,000       B         Series D, 10.875% due 10/15/06......................      134,400
                                                                               ------------
                                                                                  1,647,200
                                                                               ------------
Apparel -- 1.4%
                        Levi Strauss & Co.:
  145,000       BB-       Notes, 7.000% due 11/1/06...........................      110,925
  200,000       BB-       Sr. Notes, 11.625% due 1/15/08......................      181,000
                        Tommy Hilfiger USA Inc.:
  290,000       BBB-      6.500% due 6/1/03...................................      281,300
  490,000       BBB-      6.850% due 6/1/08...................................      436,712
  525,000       B-      Tropical Sportswear International Corp., Guaranteed
                          Sr. Sub. Notes, Series A, 11.000% due 6/15/08.......      485,625
                                                                               ------------
                                                                                  1,495,562
                                                                               ------------
Auto Parts: Original Equipment Manufacturer -- 0.5%
  320,000       B       Collins & Aikman Products Co., Sr. Sub. Notes,
                          11.500% due 4/15/06.................................      304,000
  220,000       BB-     The Pep Boys - Manny, Moe & Jack, Medium-Term
                          Notes, Series A, 6.520% due 7/16/07.................      202,125
                                                                               ------------
                                                                                    506,125
                                                                               ------------

                      See Notes to Financial Statements.

                                                         Schedule of Investments
                                           June 30, 2001 (unaudited) (continued)

[GRAPHIC]


  Face
Amount++      Rating(a)                       Security                           Value
-------------------------------------------------------------------------------------------
Broadcasting -- 1.1%
    1,015,000   B-      Emmis Escrow Corp., Sr. Discount Notes, step bond
                          to yield 12.499% due 3/15/11+...................... $    578,550
  250,000       BBB-    Liberty Media Corp., Debentures,
                          8.250% due 2/1/30..................................      215,625
  220,000       B-      Lin Holdings Corp., Sr. Discount Notes, step bond
                          to yield 12.479% due 3/1/08+.......................      159,500
  180,000       CCC+    Sirius Satellite Radio Inc., Sr. Secured Notes,
                          14.500% due 5/15/09................................       85,500
  125,000       B-      Spanish Broadcasting System, Inc., Sr. Sub. Notes,
                          9.625% due 11/1/09+................................      116,875
                                                                              ------------
                                                                                 1,156,050
                                                                              ------------
Building Materials -- 0.3%
  325,000       B-      Nortek, Inc., Sr. Sub. Notes, 9.875% due 6/15/11+....      314,437
                                                                              ------------
Building Products -- 0.8%
  495,000       B       Amatek Industries Property Ltd., Sr. Sub. Notes,
                          12.000% due 2/15/08................................      393,525
  490,000       B-      Atrium Cos., Inc., Sr. Sub. Notes, 10.500% due 5/1/09      443,450
                                                                              ------------
                                                                                   836,975
                                                                              ------------
Cable Television -- 9.0%
                        Adelphia Communications Corp., Sr. Notes:
  730,000       B+        8.750% due 10/1/07.................................      686,200
  165,000       B+        10.250% due 6/15/11................................      163,350
  180,000       CCC+    Cable Satisfaction International, Inc., Sr. Notes,
                          12.750% due 3/1/10.................................       95,850
  735,000       B-      Callahan Nordrhein-Westfalen, Sr. Discount Notes,
                          step bond to yield 17.066% due 7/15/10+............      282,975
                        Century Communications Corp.:
  255,000       B+        Sr. Discount Notes, Series B, zero coupon bond
                            to yield 10.646% due 1/15/08.....................      120,488
  130,000       B+        Sr. Notes, 9.750% due 2/15/02......................      131,625
                        Charter Communications Holdings LLC/Charter
                          Communications Capital Corp.:
                            Sr. Discount Notes:
1,800,000       B+            Step bond to yield 12.871% due 1/15/11.........    1,134,000
1,520,000       B+            Step bond to yield 11.750% due 5/15/11.........      889,200
  405,000       B+          Sr. Notes, 11.125% due 1/15/11...................      429,300

                      See Notes to Financial Statements.

                                                         Schedule of Investments
                                           June 30, 2001 (unaudited) (continued)

[GRAPHIC]


  Face
Amount++       Rating(a)                       Security                          Value
-------------------------------------------------------------------------------------------
Cable Television -- 9.0% (continued)
  495,000/GBP/   B       Diamond Holdings PLC, Guaranteed Notes,
                           10.000% due 2/1/08................................ $    448,204
1,070,000        B1*     Echostar DBS Corp., Sr. Notes,
                           10.375% due 10/1/07...............................    1,075,350
  440,000        B-      Insight Communications Co. Inc., Sr. Discount Notes,
                           step bond to yield 12.251% due 2/15/11+...........      250,800
  300,000        B+      Mediacom Broadband, LLC, Sr. Notes,
                           11.000% due 7/15/13+..............................      306,750
                         NTL Communications Corp., Sr. Notes:
1,105,000        B         11.500% due 10/1/08...............................      734,825
  300,000/GBP/   B         Series B, step bond to yield 15.573% due 4/15/09..      136,526
   90,000/EUR/   CCC+    Ono Finance PLC, Sr. Notes, 14.000% due 7/15/10.....       61,930
  525,000        Ba2*    Rogers Cablesystems, Ltd., Guaranteed Sr. Sub.
                           Debentures, 11.000% due 12/1/15...................      591,937
                         Telewest Communications PLC:
  335,000/GBP/   B+        5.250% due 2/19/07+(b)............................      302,168
  450,000        B         Debentures, step bond to yield
                             11.355% due 10/1/07.............................      381,375
  625,000/GBP/   B         Sr. Notes, step bond to yield 17.329% due 4/15/04.      415,325
1,300,000        B-      United International Holdings, Inc., Sr. Discount
                           Notes, Series B, step bond to yield
                           12.810% due 2/15/08...............................      442,000
3,325,000        B-      United Pan-Europe Communications N.V.,
                           Sr. Discount Notes, step bond to yield
                           12.496% due 8/1/09................................      548,625
                                                                              ------------
                                                                                 9,628,803
                                                                              ------------
Casinos - Gambling -- 3.1%
  500,000        BB-     Circus Circus Enterprises Inc., Sr. Sub. Debentures,
                           7.625% due 7/15/13................................      430,000
  860,000        B       Hollywood Casino Corp., Guaranteed Sr. Sub. Notes,
                           11.250% due 5/1/07................................      911,600
                         Sun International Hotels Ltd., Sr. Sub. Notes:
  300,000        B+        9.000% due 3/15/07................................      304,500
  770,000        B+        8.625% due 12/15/07...............................      773,850
  865,000        B-      Venetian Casino Resort, LLC, Secured Notes,
                           12.250% due 11/15/04..............................      929,875
                                                                              ------------
                                                                                 3,349,825
                                                                              ------------

                      See Notes to Financial Statements.

                                                         Schedule of Investments
                                           June 30, 2001 (unaudited) (continued)

[GRAPHIC]


  Face
Amount++       Rating(a)                        Security                           Value
---------------------------------------------------------------------------------------------
Chemicals - Major -- 1.4%
4,935,000        B       Huntsman Corp., Sr. Discount Notes, zero coupon
                           bond to yield, 13.146% due 12/31/09................. $  1,517,513
                                                                                ------------
Chemicals - Specialty -- 2.0%
   90,000        B       Avecia Group PLC, Sr. Notes, 11.000% due 7/1/09.......       90,000
  915,000        Ba1*    IMC Global Inc., Sr. Notes, 11.250% due 6/1/11+.......      915,000
  335,000        BB-     ISP Chemco Inc., Sr. Sub. Notes, 10.250% due 7/1/11+..      336,675
                         ISP Holdings Inc., Sr. Notes, Series B:
   55,000        BB-       9.750% due 2/15/02..................................       55,413
  365,000        BB-       9.000% due 10/15/03.................................      353,138
  490,000/EUR/   B+      Messer Griesheim Holding AG, Sr. Notes,
                           10.375% due 6/1/11+.................................      428,598
                                                                                ------------
                                                                                   2,178,824
                                                                                ------------
Construction/AG Equipment/Trucks -- 0.5%
  540,000        B       Columbus McKinnon Corp., Guaranteed Sr. Sub.
                           Notes, 8.500% due 4/1/08............................      491,400
                                                                                ------------
Consumer Specialties -- 2.0%
                         American Greetings Corp.:
  290,000        BBB-      Notes, 6.100% due 8/1/28............................      229,825
  665,000        BB+       Sr. Sub. Notes, 11.750% due 7/15/08+................      648,375
  715,000        BB      Hasbro Inc., Debentures, 6.600% due 7/15/28...........      471,006
  275,000        BB-     Meditrust, Notes, 7.114% due 8/15/04+.................      259,875
                         Stewart Enterprises, Inc.:
  340,000        BB-       Notes, 6.700% due 12/1/03...........................      332,350
  200,000        B+        Sr. Sub. Notes, 10.750% due 7/1/08+.................      207,000
                                                                                ------------
                                                                                   2,148,431
                                                                                ------------
Containers - Packaging -- 3.3%
  290,000        B       Crown Cork & Seal Co., Inc., Unsecured Sr. Sub.
                           Notes, 7.125% due 9/1/02............................      169,650
  400,000        BB      Owens-Illinois, Inc., Sr. Notes, 7.150% due 5/15/05...      308,000
   60,000        B-      Pliant Corp., 13.000% due 6/1/10......................       46,200
  420,000        B-      SF Holdings Group Inc., Sr. Discount Notes, Series B,
                           step bond to yield 18.075% due 3/15/08..............      191,100
1,425,000        B       Stone Container Finance Corp., Guaranteed Sr. Notes,
                           11.500% due 8/15/06+................................    1,503,375
  860,000        B-      Sweetheart Cup Co. Inc., Sr. Sub. Notes,
                           10.500% due 9/1/03..................................      817,000
  595,000        B-      Tekni-Plex, Inc., Guaranteed Sr. Sub. Notes, Series B,
                           12.750% due 6/15/10.................................      484,925
                                                                                ------------
                                                                                   3,520,250
                                                                                ------------

                      See Notes to Financial Statements.

                                                         Schedule of Investments
                                           June 30, 2001 (unaudited) (continued)

[GRAPHIC]


  Face
Amount++  Rating(a)                       Security                           Value
---------------------------------------------------------------------------------------
Contract Drilling -- 1.3%
                    Parker Drilling Co.:
   60,000   B-        5.500% due 8/1/04 (b).............................. $     54,900
  955,000   B+        Sr. Notes, 9.750% due 11/15/06.....................      978,875
  340,000   BB      Pride International, Inc., Sr. Notes,
                      10.000% due 6/1/09.................................      375,700
                                                                          ------------
                                                                             1,409,475
                                                                          ------------
Discount Stores -- 1.0%
                    Kmart Corp.:
  490,000   Baa3*     Debentures, 12.500% due 3/1/05.....................      526,138
  562,500   Baa3*     Pass-Through Certificates, step bond to yield
                        11.711% due 1/2/15...............................      513,022
                                                                          ------------
                                                                             1,039,160
                                                                          ------------
Diversified Commercial Services -- 2.1%
2,250,000   B2*     Intertek Finance PLC, Guaranteed Sr. Sub. Notes,
                      Series B, 10.250% due 11/1/06......................    1,766,250
  500,000   B-      Outsourcing Solutions Inc., Sr. Sub. Notes, Series B,
                      11.000% due 11/1/06................................      422,500
                                                                          ------------
                                                                             2,188,750
                                                                          ------------
Diversified Financial Services -- 2.1%
                    Amresco Inc., Sr. Sub. Notes, Series A:
  320,000   CCC-      10.000% due 3/15/04................................      180,800
1,115,000   CCC-      9.875% due 3/15/05.................................      629,975
                    Conseco, Inc.:
                      Notes:
  605,000   BB-         8.750% due 2/9/04................................      574,750
  175,000   BB-         9.000% due 10/15/06..............................      164,063
  280,000   BB-       Sr. Notes, 10.750% due 6/15/08.....................      275,800
  405,000   Ba1*    Markel Capital Trust I, Series B, 8.710% due 1/1/46..      318,431
  165,000   BBB-    PXRE Capital Trust I, 8.850% due 2/1/27..............      113,438
                                                                          ------------
                                                                             2,257,257
                                                                          ------------
Diversified Manufacturing -- 2.0%
  215,000   B       Applied Extrusion Technologies, Inc., Sr. Notes,
                      10.750% due 7/1/11+................................      218,225
  810,000   A3*     Cooper Tire & Rubber Co., Notes, 7.625% due 3/15/27..      748,238
  485,000   BBB     Newmont Mining Corp., Notes, 8.625% due 5/15/11......      479,544
  850,000   B2*     Park-Ohio Industries, Inc., Sr. Sub. Notes,
                      9.250% due 12/1/07.................................      697,000
                                                                          ------------
                                                                             2,143,007
                                                                          ------------

                      See Notes to Financial Statements.

                                                         Schedule of Investments
                                           June 30, 2001 (unaudited) (continued)

[GRAPHIC]


  Face
Amount++  Rating(a)                       Security                           Value
---------------------------------------------------------------------------------------
Drugs - Generic -- 0.9%
  965,000   BB      ICN Pharmaceuticals, Inc., Sr. Notes, Series B,
                      9.250% due 8/15/05................................. $    998,775
                                                                          ------------
Electronic Components -- 2.3%
  825,000   BBB     Avista Corp., Sr. Notes, 9.750% due 6/1/08+..........      881,719
                    Celestica International Inc.:
  615,000   BB-       5.464% due 8/1/20 (b)..............................      271,369
  290,000   BB-       Sr. Sub. Notes, 10.500% due 12/31/06...............      311,750
  185,000   BB-     Flextronics International Ltd., Sr. Sub. Notes,
                      9.875% due 7/1/10+.................................      185,000
  205,000   B1*     LSI Logic Corp., 4.000% due 2/15/05 (b)..............      169,894
  330,000   Ba2*    Mission Energy Holding Co., Sr. Notes,
                      13.500% due 7/15/08+...............................      326,700
  230,000   Ba3*    Sanmina Corp., 5.526% due 9/12/20 (b)................       83,088
  290,000   Baa2*   Thomas & Betts Corp., Notes, Series MTN,
                      6.625% due 5/7/08..................................      222,213
                                                                          ------------
                                                                             2,451,733
                                                                          ------------
Engineering & Construction -- 0.9%
  910,000   BB-     Foster Wheeler Corp., Notes, 6.750% due 11/15/05.....      682,500
  245,000   BB-     Integrated Electrical Services, Inc., Sr. Sub. Notes,
                      9.375% due 2/1/09..................................      241,325
                                                                          ------------
                                                                               923,825
                                                                          ------------
Environmental Services -- 2.3%
1,035,000   B+      Allied Waste North America, Inc., Sr. Sub. Notes,
                      10.000% due 8/1/09 (c).............................    1,068,638
  370,000   BB      Compagnie Generale de Geophysique S.A.,
                      Sr. Notes, 10.625% due 11/15/07....................      386,650
  945,000   B+      URS Corp., Sr. Sub. Notes, 12.250% due 5/1/09........      970,988
                                                                          ------------
                                                                             2,426,276
                                                                          ------------
Finance Companies -- 3.2%
                    Finova Capital Corp.:
                      Notes:
  330,000   Caa2*       5.875% due 10/15/01 (d)..........................      314,126
  575,000   Caa2*       6.250% due 11/1/02 (d)...........................      544,025
  165,000   Caa2*       6.125% due 3/15/04 (d)...........................      153,655
  265,000   Caa2*       Series MTNC, 6.380% due 3/19/49 (d)..............      251,088
1,725,000   Caa2*     Sr. Notes, 7.250% due 11/8/04 (d)..................    1,604,250

                      See Notes to Financial Statements.

                                                         Schedule of Investments
                                           June 30, 2001 (unaudited) (continued)

[GRAPHIC]


  Face
Amount++     Rating(a)                       Security                          Value
-----------------------------------------------------------------------------------------
Finance Companies -- 3.2% (continued)
355,000        CCC+    Madison River Capital LLC, Sr. Notes,
                         13.250% due 3/1/10................................ $    172,175
375,000        Ba3*    Orion Power Holdings, Inc., Sr. Notes,
                         12.000% due 5/1/10+...............................      418,125
                                                                            ------------
                                                                               3,457,444
                                                                            ------------
Food Distributors -- 2.6%
                       Aurora Foods Inc., Sr. Sub. Notes, Series B:
235,000        CCC+      9.875% due 2/15/07................................      209,150
410,000        CCC+      8.750% due 7/1/08.................................      350,550
485,000        B-      Carrols Corp., Sr. Sub. Notes, 9.500% due 12/1/08...      426,800
                       Fleming Cos., Inc.:
                         Guaranteed Sr. Sub. Notes, Series B:
 80,000        B           10.500% due 12/1/04.............................       82,000
890,000        B           10.625% due 7/31/07.............................      916,700
350,000        Ba3*      Sr. Notes, 10.125% due 4/1/08+....................      360,500
440,000        BB+     SC International Services, Inc., Guaranteed Sr. Sub.
                         Notes, Series B, 9.250% due 9/1/07................      473,550
                                                                            ------------
                                                                               2,819,250
                                                                            ------------
Foods - Specialty/Candy -- 1.1%
500,000        B-      B&G Foods, Inc., Guaranteed Sr. Sub. Notes,
                         9.625% due 8/1/07.................................      425,000
395,000        B2*     Michael Foods, Inc., Sr. Sub. Notes,
                         11.750% due 4/1/11+...............................      406,850
410,000        A-      Tyson Foods, Inc., Notes, 7.000% due 1/15/28........      348,500
                                                                            ------------
                                                                               1,180,350
                                                                            ------------
Forest Products -- 0.1%
115,000        CCC+    Ainsworth Lumber Co. Ltd., Sr. Notes,
                         12.500% due 7/15/07...............................      106,375
                                                                            ------------
Health Industry Services -- 2.3%
595,000        BBB-    HEALTHSOUTH Corp., Sr. Notes,
                         6.875% due 6/15/05................................      572,688
380,000        B       PER-SE Technologies Inc., Series B,
                         9.500% due 2/15/05................................      305,900
345,000        B       Physician Sales & Services, 8.500% due 10/1/07......      324,300
325,000/EUR/   BB      Sola International Inc., Sr. Notes,
                         11.000% due 3/15/08+..............................      286,149
725,000        B2*     Total Renal Care Holdings, Inc.,
                         7.000% due 5/15/09 (b)............................      693,281

                      See Notes to Financial Statements.

                                                         Schedule of Investments
                                           June 30, 2001 (unaudited) (continued)

[GRAPHIC]


  Face
Amount++  Rating(a)                      Security                         Value
------------------------------------------------------------------------------------
Health Industry Services -- 2.3% (continued)
  240,000   B-      Universal Hospital Services, Inc., Sr. Notes,
                      10.250% due 3/1/08.............................. $    219,900
                                                                       ------------
                                                                          2,402,218
                                                                       ------------
Home Building -- 2.3%
                    D.R. Horton, Inc.:
  285,000   Ba1*      Sr. Notes, 8.000% due 2/1/09....................      276,450
  410,000   Ba3*      Sr. Sub. Notes, 9.375% due 3/15/11..............      412,050
  930,000   BB+     Lennar Corp., Series B, 9.950% due 5/1/10.........    1,004,400
  195,000   B1*     Meritage Corp., Sr. Notes, 9.750% due 6/1/11+.....      195,000
  100,000   BB      Ryland Group, Inc., Sr. Notes, 9.750% due 9/1/10..      105,750
  335,000   B2*     Schuler Homes, Inc., Sr. Sub. Notes,
                      10.500% due 7/15/11+............................      336,675
                    Standard Pacific Corp., Sr. Notes:
   55,000   BB        8.500% due 4/1/09...............................       53,900
   90,000   BB        9.500% due 9/15/10..............................       91,012
                                                                       ------------
                                                                          2,475,237
                                                                       ------------
Home Furnishings -- 1.2%
  455,000   B       Falcon Products, Inc., Sr. Sub. Notes,
                      11.375% due 6/15/09.............................      434,525
                    Remington Products Co., LLC/Remington Capital
                      Corp., Sr. Sub. Notes:
  310,000   B3*         11.000% due 5/15/06+..........................      302,637
  225,000   B3*         Series B, 11.000% due 5/15/06.................      219,656
  355,000   B       Salton, Inc., Sr. Sub. Notes, 12.250% due 4/15/08+      363,875
                                                                       ------------
                                                                          1,320,693
                                                                       ------------
Hospital - Nursing Management -- 1.5%
1,520,000   Ba2*    Fresenius Medical Care Capital Trust I, Trust
                      Preferred Securities, 9.000% due 12/1/06........    1,550,400
                                                                       ------------
Hotel - Resort -- 3.7%
2,375,000   Ba3*    Courtyard by Marriott II LP/Courtyard Finance Co.,
                      Sr. Secured Notes, Series B, 10.750% due 2/1/08.    2,470,000
1,425,000   B+      Intrawest Corp., Sr. Notes, 10.500% due 2/1/10....    1,489,125
                                                                       ------------
                                                                          3,959,125
                                                                       ------------

                      See Notes to Financial Statements.

                                                         Schedule of Investments
                                           June 30, 2001 (unaudited) (continued)

[GRAPHIC]


     Face
   Amount++    Rating(a)                          Security                             Value
-------------------------------------------------------------------------------------------------
Internet Services -- 0.4%
                         Exodus Communications, Inc.:
  245,000      CCC+        4.750% due 7/15/08 (b).................................. $     44,100
1,015,000      B-          Sr. Notes, 11.625% due 7/15/10..........................      355,250
                                                                                    ------------
                                                                                         399,350
                                                                                    ------------
Leisure/Movies/Entertainment -- 1.0%
  410,000      CCC       AMC Entertainment Inc., Sr. Sub. Notes,
                           9.500% due 3/15/09......................................      375,150
  880,000      B         Premier Parks Inc., Sr. Discount Notes, step bond to yield
                           11.706% due 4/1/08......................................      715,000
                                                                                    ------------
                                                                                       1,090,150
                                                                                    ------------
Machinery -- 0.6%
  430,000      B         Flowserve Corp., Guaranteed Sr. Sub. Notes,
                           12.250% due 8/15/10.....................................      462,250
  265,000/EUR/ B+        Manitowoc Co., Inc., Sr. Sub. Notes,
                           10.125% due 5/15/11+....................................      231,078
                                                                                    ------------
                                                                                         693,328
                                                                                    ------------
Multi-Sector Companies -- 0.3%
  385,000      BB        Standard Commercial Tobacco Corp., Guaranteed
                           Sr. Sub. Notes, 8.875% due 8/1/05.......................      368,156
                                                                                    ------------
Oil & Gas Production -- 1.9%
  250,000      B1*       Belco Oil & Gas Corp., Sr. Sub. Notes,
                           10.500% due 4/1/06......................................      259,375
   60,000      CCC-      Belden & Blake Corp., Guaranteed Sr. Sub. Notes,
                           Series B, 9.875% due 6/15/07............................       49,200
  875,000      B+        Canadian Forest Oil Ltd., Guaranteed Sr. Sub. Notes,
                           10.500% due 1/15/06.....................................      931,875
  290,000      B         Plains Resources Inc., Series F, 10.250% due 3/15/06......      297,250
  390,000      Caa1*     RAM Energy, Inc., Sr. Notes, 11.500% due 2/15/08..........      359,775
  145,000      BB-       Vintage Petroleum Inc., Sr. Sub. Notes,
                           9.750% due 6/30/09......................................      158,050
                                                                                    ------------
                                                                                       2,055,525
                                                                                    ------------

                      See Notes to Financial Statements.

                                                         Schedule of Investments
                                           June 30, 2001 (unaudited) (continued)

[GRAPHIC]


  Face
Amount++  Rating(a)                       Security                           Value
---------------------------------------------------------------------------------------
Oil & Gas Transmission -- 0.4%
  365,000 BB-       Leviathan Gas Pipeline Finance Corp., Sr. Sub. Notes,
                      10.375% due 6/1/09................................. $    390,550
                                                                          ------------
Paper -- 2.7%
1,170,000 BB-       Quebecor Media Inc., Sr. Notes, 11.125% due 7/15/11+.    1,172,925
                    Riverwood International Corp.:
   85,000 B-          Guaranteed Sr. Notes, 10.625% due 8/1/07...........       87,125
1,105,000 CCC+        Guaranteed Sr. Sub. Notes, 10.875% due 4/1/08......    1,066,325
  165,000 B-          Sr. Notes, 10.625% due 8/1/07+.....................      169,125
  380,000 Ba3*      SD Warren Co., Debentures, 14.000% due 12/15/06......      411,350
                                                                          ------------
                                                                             2,906,850
                                                                          ------------
Pharmaceuticals - Other -- 0.8%
  765,000 B+        King Pharmaceuticals, Inc., Sr. Sub. Notes,
                      10.750% due 2/15/09................................      837,675
                                                                          ------------
Rental/Leasing Companies -- 1.1%
  210,000 BBB-      Avis Rent A Car, Inc., Sr. Sub. Notes,
                      11.000% due 5/1/09.................................      235,463
  935,000 BB        United Rentals, Inc., 10.750% due 4/15/08+...........      972,400
                                                                          ------------
                                                                             1,207,863
                                                                          ------------
Retail - Other Specialty Stores -- 1.9%
  365,000 B-        Advance Stores Co., Inc., Guaranteed Sr. Sub. Notes,
                      Series B, 10.250% due 4/15/08......................      357,700
  365,000 CCC+      J. Crew Operating Corp., Sr. Sub. Notes,
                      10.375% due 10/15/07...............................      312,075
                    J.C. Penney Co., Inc.:
  205,000 BBB-        Debentures, 6.900% due 8/15/26.....................      197,569
  100,000 BBB-        Notes, 6.125% due 11/15/03.........................       96,000
  100,000 B-        Rite Aid Corp., Sr. Notes, 11.250% due 7/1/08+.......      101,375
                    Saks Inc.:
  300,000 BB+         7.000% due 7/15/04.................................      283,500
  320,000 BB+         8.250% due 11/15/08................................      292,800
  405,000 BB+       Guaranteed Sr. Sub. Notes, 7.250% due 12/1/04........      382,725
                                                                          ------------
                                                                             2,023,744
                                                                          ------------

                      See Notes to Financial Statements.

                                                         Schedule of Investments
                                           June 30, 2001 (unaudited) (continued)

[GRAPHIC]


  Face
Amount++       Rating(a)                       Security                            Value
---------------------------------------------------------------------------------------------
Savings & Loan Associations -- 3.9%
1,000,000        B2*     Ocwen Capital Trust I, Guaranteed Capital Securities,
                           10.875% due 8/1/27.................................. $    805,000
  900,000        B+      Ocwen Federal Bank FSB, Sub. Debentures,
                           12.000% due 6/15/05.................................      868,500
2,600,000        B+      Ocwen Financial Corp., Sr. Notes,
                           11.875% due 10/1/03 (c).............................    2,496,000
                                                                                ------------
                                                                                   4,169,500
                                                                                ------------
Semiconductors -- 2.2%
                         Amkor Technology, Inc.:
  320,000        B         5.000% due 3/15/07 (b)..............................      259,200
  295,000        B         Sr. Sub. Notes, 10.500% due 5/1/09..................      282,463
  270,000        B+      Cypress Semiconductor Corp., 3.750% due 7/1/05 (b)....      230,513
1,240,000        B       Fairchild Semiconductor Corp., Sr. Sub. Notes,
                           10.125% due 3/15/07.................................    1,196,600
  165,000        B       Transwitch Corp., 4.500% due 9/12/05 (b)..............      121,275
  380,000        CCC+    TriQuint Semiconductor, Inc., 4.000% due 3/1/07 (b)...      272,650
                                                                                ------------
                                                                                   2,362,701
                                                                                ------------
Telecommunications - Other -- 6.9%
                         Adelphia Business Solutions Inc.:
                          Series B:
   95,000        B+         Sr. Discount Notes, step bond to yield
                             14.950% due 4/15/03...............................       69,825
  315,000        BB-        Sr. Notes, 12.250% due 9/1/04......................      261,450
  400,000        B        Sr. Sub. Notes, 12.000% due 11/1/07..................      186,000
  375,000        B       American Tower Corp., Sr. Notes, 9.375% due 2/1/09+...      351,563
  265,000/EUR/   B+      Colt Telecommunication Group PLC, Registered Series,
                           2.000% due 4/3/07 (b)...............................      141,339
                         Flag Telecommunication Holdings Ltd., Sr. Notes:
  400,000        B         11.625% due 3/30/10.................................      254,000
   75,000/EUR/   B         11.625% due 3/30/10.................................       40,637
  640,000        BB      Global Crossing Holdings Ltd., Sr. Notes,
                           9.500% due 11/15/09.................................      504,000
  265,000        B-      GT Group Telecom Inc., Sr. Discount Notes,
                           step bond to yield 15.230% due 2/1/10...............       84,800

                      See Notes to Financial Statements.

                                                         Schedule of Investments
                                           June 30, 2001 (unaudited) (continued)

[GRAPHIC]


  Face
Amount++       Rating(a)                      Security                          Value
------------------------------------------------------------------------------------------
Telecommunications - Other -- 6.9% (continued)
                         ITC/DeltaCom, Inc., Sr. Notes:
  165,000        B2*       11.000% due 6/1/07............................... $    109,725
  270,000        B2*       9.750% due 11/15/08..............................      187,650
                         Level 3 Communications, Inc.:
  580,000        Caa1*     6.000% due 3/15/10 (b)...........................      135,575
  490,000        B3*       Sr. Discount Notes, step bond to yield
                             13.564% due 3/15/10............................      105,350
                           Sr. Notes:
  430,000        B3*         11.000% due 3/15/08............................      191,350
1,470,000/EUR/   B3*         11.250% due 3/15/10............................      709,363
  280,000        BB+     Lucent Technologies Inc., Notes, 7.250% due 7/15/06      210,000
  405,000        B+      McLeodUSA Inc., Sr. Notes,
                           9.250% due 7/15/07...............................      236,925
                         Metromedia Fiber Network, Inc., Sr. Notes:
  910,000        B+        10.000% due 12/15/09.............................      350,350
2,395,000        B+        Series B, 10.000% due 11/15/08...................      922,075
                         NTL Inc.:
  630,000        B-        5.750% due 12/15/09 (b)..........................      208,688
  545,000        B         Sr. Notes, Series B, step bond to yield
                             16.880% due 2/1/06.............................      370,600
  745,000        B-      Tele1 Europe B.V., Sr. Notes,
                           13.000% due 5/15/09..............................      413,475
                         Time Warner Telecom LLC, Sr. Notes:
  350,000        B2*       9.750% due 7/15/08...............................      315,875
  320,000        B2*       10.125% due 2/1/11...............................      289,600
                         VersaTel Telecom International N.V., Sr. Notes:
  365,000/EUR/   B-        4.000% due 12/17/04+(b)..........................       86,522
  635,000/EUR/   B-        4.000% due 3/30/05+(b)...........................      137,784
                         Williams Communications Group Inc., Sr. Notes:
  230,000        B+        10.700% due 10/1/07..............................       95,450
  310,000        B+        11.700% due 8/1/08...............................      130,200
                         XO Communications Inc., Sr. Notes:
  440,000        B         12.500% due 4/15/06..............................      151,800
  195,000        B         9.625% due 10/1/07...............................       57,525
                                                                             ------------
                                                                                7,309,496
                                                                             ------------

                      See Notes to Financial Statements.

                                                         Schedule of Investments
                                           June 30, 2001 (unaudited) (continued)

[GRAPHIC]


  Face
Amount++  Rating(a)                         Security                            Value
-----------------------------------------------------------------------------------------
Telephone - Cellular -- 6.3%
  385,000   Caa1*   AirGate PCS, Inc., Sr. Sub. Discount Notes,
                      step bond to yield 17.131% due 10/1/09................. $  225,225
  665,000   Caa1*   Alamosa PCS Holdings, Inc., Guaranteed Sr. Discount
                      Notes, step bond to yield 12.735% due 2/15/10..........    309,225
  700,000   B-      Centennial Cellular Corp., Sr. Sub. Notes,
                      10.750% due 12/15/08...................................    651,000
                    Crown Castle International Corp.:
  190,000   B         Sr. Discount Notes, step bond to yield
                        10.364% due 5/15/11..................................    119,225
1,090,000   B         Sr. Notes, 10.750% due 8/1/11..........................  1,060,025
  810,000   B3*     Dobson/Sygnet Communications Inc., Sr. Notes,
                      12.250% due 12/15/08...................................    822,150
  100,000   Caa1*   Horizon PCS Inc., step bond to yield
                      16.115% due 10/1/10....................................     39,500
  280,000   Caa1*   IWO Holdings, Inc., Sr. Notes, 14.000% due 1/15/11+(e)...    245,000
  525,000   B-      McCaw International, Ltd., Sr. Discount Notes,
                      step bond to yield 18.599% due 4/15/07.................    149,625
  900,000   B-      Millicom International Cellular S.A., Sr. Discount Notes,
                      step bond to yield 16.066% due 6/1/06..................    778,500
                    Nextel Communications, Inc.:
  245,000   B1*       Sr. Discount Notes, step bond to yield
                        10.935% due 9/15/07..................................    173,643
  445,000   B1*       Sr. Notes, 9.375% due 11/15/09.........................    353,775
  955,000   B1*       Sr. Serial Redeemable Discount Notes, step bond
                        to yield 10.717% due 2/15/08.........................    599,263
  960,000   B-      Spectrasite Holdings, Inc., Sr. Discount Notes,
                      step bond to yield 11.575% due 4/15/09.................    446,400
  390,000   B3*     TeleCorp PCS Inc., Guaranteed Sr. Sub. Notes,
                      10.625% due 7/15/10....................................    368,550
  400,000   B3*     Tritel PCS Inc., Sr. Sub. Notes, 10.375% due 1/15/11.....    368,000
   54,614   A-      VoiceStream Wireless Corp., 10.375% due 11/15/09.........     62,534
                                                                              ----------
                                                                               6,771,640
                                                                              ----------
Textiles -- 0.1%
  365,000   CCC+    WestPoint Stevens Inc., Sr. Notes, 7.875% due 6/15/05....    144,175
                                                                              ----------
Transportation - Marine -- 0.2%
  255,000   B-      Oglebay Norton Co., Sr. Sub. Notes,
                      10.000% due 2/1/09.....................................    244,800
                                                                              ----------

                      See Notes to Financial Statements.

[GRAPHIC]



                                                         Schedule of Investments
                                           June 30, 2001 (unaudited) (continued)

  Face
Amount++  Rating(a)                    Security                       Value
--------------------------------------------------------------------------------
Unregulated Power Generation -- 3.5%
                    AES Corp., Sr. Sub. Notes:
  880,000   Ba3*      10.250% due 7/15/06......................... $    908,600
  405,000   Ba1*      9.375% due 9/15/10..........................      411,075
  680,000   Ba2*    AES Drax Energy Ltd., Secured Bonds, Series B,
                      11.500% due 8/30/10.........................      741,200
1,350,000   BB+     Calpine Corp., Sr. Notes, 10.500% due 5/15/06.    1,377,000
                    Covanta Energy Corp.:
  130,000   BBB+      Debentures, 9.250% due 3/1/22...............      119,600
  165,000   BBB       Registered Series, 6.000% due 6/1/02 (b)....      159,579
                                                                   ------------
                                                                      3,717,054
                                                                   ------------
Wholesale Distributors -- 0.3%
  335,000   B+      Buhrmann U.S. Inc., Sr. Sub. Notes,
                      12.250% due 11/09...........................      331,650
                                                                   ------------
                    TOTAL CORPORATE BONDS AND NOTES
                    (Cost -- $111,835,247)........................  102,957,062
                                                                   ------------

Shares                              Security                             Value
--------------------------------------------------------------------------------
COMMON STOCK# -- 0.1%
Containers - Packaging -- 0.0%
 6,729    Aurora Foods, Inc............................................  36,875
    84    SF Holdings Group+...........................................       2
                                                                        -------
                                                                         36,877
                                                                        -------
Telecommunications -- 0.1%
   181    Crown Castle International Corp..............................   2,968
14,858    McLeodUSA Inc................................................  68,198
                                                                        -------
                                                                         71,166
                                                                        -------
          TOTAL COMMON STOCK
          (Cost -- $23,323)............................................ 108,043
                                                                        -------
PREFERRED STOCK -- 0.9%
Communications -- 0.3%
   300    Broadwing Communications, Series B, 12.500% due 8/15/09...... 297,750
                                                                        -------
Telecommunications -- 0.6%
 4,800    Crown Castle International Corp., 6.250% due 8/15/12 (b)..... 164,400

                      See Notes to Financial Statements.

                                                         Schedule of Investments
                                           June 30, 2001 (unaudited) (continued)

[GRAPHIC]


 Shares                              Security                                Value
-----------------------------------------------------------------------------------------
Telecommunications -- 0.6% (continued)
   3,800  Global Crossing Holding Ltd.,
            6.750% due 4/15/12 (b)...................................... $     437,950
                                                                         -------------
                                                                               602,350
                                                                         -------------
          TOTAL PREFERRED STOCK
          (Cost -- $1,049,671)..........................................       900,100
                                                                         -------------

Warrants                             Security                                Value
-----------------------------------------------------------------------------------------
WARRANTS# -- 0.1%
Broadcasting -- 0.0%
   2,450  UIH Australia Pacific, Inc., Expire 5/15/06...................           613
                                                                         -------------
Cable Television -- 0.0%
     180  Cable Satisfaction International, Expire 3/1/10...............             2
                                                                         -------------
Containers - Packaging -- 0.0%
      60  Pliant Corp., Expire 6/1/10+..................................             6
                                                                         -------------
Internet Services -- 0.0%
     325  Cybernet Internet Services International, Inc., Expire 7/1/09+             1
   1,170  WAM!NET Inc., Expire 3/1/05...................................            12
                                                                         -------------
                                                                                    13
                                                                         -------------
Printing/Forms -- 0.0%
     335  Merrill Corp., Expire 5/1/09..................................            33
                                                                         -------------
Telecommunications - Other -- 0.0%
     265  GT Group Telecom Inc., Expire 2/1/10..........................         8,042
   7,130  Pagemart, Inc., Expire 12/31/03...............................            71
   1,300  RSL Communications, Ltd., Expire 11/15/06.....................           325
                                                                         -------------
                                                                                 8,438
                                                                         -------------
Telephone - Cellular -- 0.1%
     665  AirGate PCS, Inc., Expire 10/1/09.............................        68,994
   1,000  Iridium World Communications Ltd., Expire 7/15/05+............            10
                                                                         -------------
                                                                                69,004
                                                                         -------------
          TOTAL WARRANTS
          (Cost -- $273,414)............................................        78,109
                                                                         -------------

                      See Notes to Financial Statements.

[GRAPHIC]



                                                         Schedule of Investments
                                           June 30, 2001 (unaudited) (continued)

   Face
  Amount                                 Security                                Value
-------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.6%
$2,821,000   Goldman, Sachs & Co., 3.920% due 7/2/01; Proceeds at
               maturity -- $2,821,922; (Fully collateralized by U.S. Treasury
               Bills, Notes and Bonds, 0.000% to 14.250% due 7/31/01 to
               8/15/05; Market value -- $2,877,422) (Cost -- $2,821,000)..... $  2,821,000
                                                                              ------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $116,002,655**)........................................ $106,864,314
                                                                              ============

------
 ++ Face amount denominated in U.S. dollars unless otherwise indicated.
 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (\\*\\), are rated by Moody's Investors Service, Inc.
(b) Convertible bonds exchangeable for shares of common stock.
(c) Security has been segregated as collateral for foreign exchange contracts.
(d) Security is in default.
(e) Security has been issued with attached warrants.
 #  Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is substantially the same.

    Currency abbreviations used in this schedule:
    EUR -- Euro
    GBP -- British Pound

    See pages 22 and 23 for definitions of ratings.

                      See Notes to Financial Statements.

                                                                    Bond Ratings
                                                                     (unaudited)

[GRAPHIC]


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "A" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

A         --Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB       --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B and --Bonds rated BB, B and CCC are regarded, on balance, as predominantly
 CCC        speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aa  --Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A   --Bond rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
      Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                                                    Bond Ratings
                                                         (unaudited) (continued)

[GRAPHIC]


Ba  --Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B   --Bonds rated "B" generally lack characteristics of desirable investments.
      Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa --Bonds rated "Caa" are of poor standing. Such issues may be in default, or there may be present elements of danger may exist with respect to principal or interest.
NR  --Indicates that the bond is not rated by either Standard & Poor's or Moody's.

                                             Statement of Assets and Liabilities
                                                       June 30, 2001 (unaudited)

[GRAPHIC]


ASSETS:
  Investments, at value (Cost -- $116,002,655)..............................  $106,864,314
  Cash......................................................................         7,691
  Receivable for securities sold............................................       703,085
  Dividends and interest receivable.........................................     2,458,912
  Receivable for open forward foreign currency contracts (Note 10)..........        20,686
                                                                               ------------
  Total Assets..............................................................   110,054,688
                                                                               ------------
LIABILITIES:
  Payable for securities purchased..........................................     1,697,708
  Dividends payable.........................................................       229,982
  Investment advisory fee payable...........................................        74,806
  Administration fee payable................................................        29,397
  Payable for open forward foreign currency contracts (Note 10).............         4,217
  Accrued expenses..........................................................       178,486
                                                                               ------------
  Total Liabilities.........................................................     2,214,596
                                                                               ------------
Total Net Assets.............................................................. $107,840,092
                                                                               ============
NET ASSETS:
  Par value of capital shares...............................................  $    166,546
  Capital paid in excess of par value.......................................   110,404,826
  Auction Rate Cumulative Preferred Shares (Note 6).........................    50,000,000
  Overdistributed net investment income.....................................      (568,887)
  Accumulated net realized loss from security transactions
   and foreign currencies...................................................   (43,037,327)
  Net unrealized depreciation of investments and foreign currencies.........    (9,125,066)
                                                                               ------------
Total Net Assets.............................................................. $107,840,092
                                                                               ============
NET ASSET VALUE, COMPRISED OF:                                       Per Share
                                                            ------------------
Auction Rate Cumulative Preferred Shares redemption value.. $        25,000.00 $ 50,000,000
Cumulative undeclared dividends on Auction Rate Cumulative
 Preferred Shares..........................................               8.94       17,874
                                                            ------------------ ------------
Total allocated to Auction Rate Cumulative Preferred Shares $        25,008.94   50,017,874
                                                            ================== ------------
Common Stock (16,654,611 shares outstanding)...............              $3.47   57,822,218
                                                            ================== ------------
Total Net Assets...........................................                    $107,840,092
                                                                               ============

                      See Notes to Financial Statements.

                                                         Statement of Operations
                                                     For the Three Months Ended
                                                       June 30, 2001 (unaudited)

[GRAPHIC]



   INVESTMENT INCOME:
     Interest................................................... $ 3,426,248
     Dividends..................................................      61,386
                                                                 -----------
     Total Investment Income....................................   3,487,634
                                                                 -----------
   EXPENSES:
     Investment advisory fee (Note 2)...........................     140,559
     Administration fee (Note 2)................................      56,223
     Shareholder communications.................................      33,710
     Audit and legal............................................      33,319
     Auction fees...............................................      32,766
     Shareholder and system servicing fees......................      19,615
     Listing fees...............................................       7,780
     Directors' fees............................................       7,099
     Pricing service fees.......................................       5,193
     Custody....................................................       3,645
     Other......................................................         351
                                                                 -----------
     Total Expenses.............................................     340,260
                                                                 -----------
   Net Investment Income........................................   3,147,374
                                                                 -----------
   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCIES (NOTES 3 AND 10):
     Realized Gain (Loss) From:
      Security transactions (excluding short-term securities)...  (4,782,786)
      Foreign currency transactions.............................     116,237
                                                                 -----------
     Net Realized Loss..........................................  (4,666,549)
                                                                 -----------
     Change in Net Unrealized Appreciation (Depreciation) From:
      Security transactions.....................................  (3,480,313)
      Foreign currency transactions.............................     (57,427)
                                                                 -----------
     Increase in Net Unrealized Depreciation....................  (3,537,740)
                                                                 -----------
   Net Loss on Investments......................................  (8,204,289)
                                                                 -----------
   Decrease in Net Assets From Operations....................... $(5,056,915)
                                                                 ===========

                      See Notes to Financial Statements.

                                            Statements of Changes in Net Assets
                                                     For the Three Months Ended
                                                       June 30, 2001 (unaudited)
                                               and the Year Ended March 31, 2001

[GRAPHIC]


                                                                    June 30      March 31+
                                                                  ------------  ------------
OPERATIONS:
  Net investment income.......................................... $  3,147,374  $ 13,714,651
  Net realized loss..............................................   (4,666,549)  (18,429,721)
  (Increase) decrease in net unrealized depreciation.............   (3,537,740)    2,506,766
                                                                  ------------  ------------
  Decrease in Net Assets From Operations.........................   (5,056,915)   (2,208,304)
                                                                  ------------  ------------
DISTRIBUTIONS PAID TO:
  7.00% Cumulative Preferred Stock Shareholders From
   Net Investment Income.........................................           --      (713,417)
  Auction Rate Cumulative Preferred Shares Shareholders
   From Net Investment Income....................................     (573,634)   (3,481,022)
  Common Stock Shareholders From Net Investment Income...........   (2,655,984)  (10,007,966)
  Common Stock Shareholders From Capital.........................           --      (493,599)
                                                                  ------------  ------------
  Decrease in Net Assets From Distributions
   to Shareholders...............................................   (3,229,618)  (14,696,004)
                                                                  ------------  ------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Issuance of Auction Rate Cumulative Preferred Shares (net of
   underwriting commissions and expenses of $896,207)............           --    59,103,793
  Redemption of 7.00% Cumulative Preferred Stock.................           --   (30,000,000)
  Redemption of Auction Rate Cummulative Preferred Shares........           --   (10,000,000)
  Net asset value of shares issued for reinvestment of dividends.      470,157     2,595,805
                                                                  ------------  ------------
  Increase in Net Assets From Fund Share Transactions............      470,157    21,699,598
                                                                  ------------  ------------
Increase (Decrease) in Net Assets................................   (7,816,376)    4,795,290
NET ASSETS:
  Beginning of period............................................  115,656,468   110,861,178
                                                                  ------------  ------------
  End of period*................................................. $107,840,092  $115,656,468
                                                                  ============  ============
* Includes overdistributed net investment income of:.............    $(568,887)    $(381,768)
                                                                  ============  ============

+ Certain amounts have been reclassified to conform to current year presentation.

                      See Notes to Financial Statements.

[GRAPHIC]



                                                         Statement of Cash Flows
                                                     For the Three Months Ended
                                                       June 30, 2001 (unaudited)

Cash Flows Provided by Operating and Investing Activities:
 Interest and dividends received................................... $  3,225,650
 Operating expenses paid...........................................     (364,907)
 Purchases of short-term securities, net...........................     (685,000)
 Purchases of long-term securities.................................  (23,992,360)
 Proceeds from disposition of long-term securities.................   24,353,467
                                                                    ------------
 Net Cash Flows Provided By Operating and Investing Activities.....                 2,536,850
                                                                                  -----------
Cash Flows Used by Financing Activities:
 Cash dividends paid on Auction Rate Cumulative Preferred Shares...     (573,634)
 Cash dividends paid on Common Stock*..............................   (1,955,845)
                                                                    ------------
 Net Cash Flows Used By Financing Activities.......................                (2,529,479)
                                                                                  -----------
Net Increase in Cash...............................................                     7,371
Cash, Beginning of period..........................................                       320
                                                                                  -----------
Cash, End of period................................................               $     7,691
                                                                                  ===========
RECONCILIATION OF DECREASE IN NET ASSETS FROM
OPERATIONS TO NET CASH PROVIDED BY OPERATING AND
INVESTING ACTIVITIES:
Decrease in Net Assets From Operations.............................               $(5,056,915)
 Amortization/Accretion of premium and discount on securities......     (745,372)
 Decrease in investments...........................................    7,113,967
 Increase in receivable for securities sold........................    2,441,331
 Decrease in payable for securities purchased......................   (1,616,093)
 Decrease in dividends and interest receivable.....................      372,783
 Decrease in receivable for open forward foreign currency contracts       51,796
 Increase in accrued expenses......................................      (24,647)
                                                                    ------------
 Total Adjustments.................................................                 7,593,765
                                                                                  -----------
Net Cash Flows Provided By Operating and Investing Activities......               $ 2,536,850
                                                                                  ===========
* Exclusive of dividend reinvestment of $470,157.

                      See Notes to Financial Statements.

                                                   Notes to Financial Statements
                                                                     (unaudited)

[GRAPHIC]

   1. Significant Accounting Policies
   Zenix Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

   The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers; any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the last bid price quoted. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund including references to valuations of other securities which are considered comparable in quality, interest rate and maturity; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (e) dividend income is recorded on the ex-dividend date and interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of Common Stock based on net investment income. The holders of the Auction Rate Cumulative Preferred Shares shall be entitled to receive dividends in accordance with an auction that will normally be held weekly

                                                   Notes to Financial Statements
                                                         (unaudited) (continued)

[GRAPHIC]


and out of funds legally available to shareholders; (h) the net asset value of the Fund's Common Stock is determined no less frequently than the close of business on the Fund's last business day of each week (generally Friday). It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the net asset value per share of the Common Stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less
(1) the Fund's liabilities, (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Shares and (3) accumulated and unpaid dividends on the outstanding Auction Rate Cumulative Preferred Shares issue; (i) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At March 31, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

   In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund elected to adopt this requirement effective January 1, 2001. This change does not affect the Fund's

                                                   Notes to Financial Statements
                                                         (unaudited) (continued)

[GRAPHIC]


net asset value, but does change the classification of certain amounts in the statement of operations. For the six-month period ended June 30, 2001, interest income decreased by $26,023, net realized loss decreased by $19,760 and the change in net unrealized depreciation of investments decreased by $6,263. In addition, the Fund recorded adjustments to decrease the cost of securities and increase accumulated overdistributed net investment income by $221,112 to reflect the cumulative effect of this change up to the date of the adoption.

   2. Advisory Agreement and Transactions with Affiliated Persons
   Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. (''Citigroup''), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

   SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

   All officers and one Director of the Fund are employees of Citigroup or its affiliates.

   3. Investments
   During the three months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-------------------------------------------------------------------------------
Purchases                                                          $22,376,267
-------------------------------------------------------------------------------
Sales                                                               21,912,136
-------------------------------------------------------------------------------

                                                   Notes to Financial Statements
                                                         (unaudited) (continued)

[GRAPHIC]



   At June 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-------------------------------------------------------------------------------
Gross unrealized appreciation                                     $ 4,031,472
Gross unrealized depreciation                                     (13,169,813)
-------------------------------------------------------------------------------
Net unrealized depreciation                                      $ (9,138,341)
-------------------------------------------------------------------------------

   4. Cash Flow Information
   The Fund invests in securities and distributes dividends from net investment income and net realized gains. These activities are reported in the Statements of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gains or losses on investment securities.

   5. Repurchase Agreements
   The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

   6. Auction Rate Cumulative Preferred Shares
   On April 14, 2000, the Fund issued 2,400 shares of Auction Rate Cumulative Preferred Shares ("ARCPS"). The underwriting discount of $600,000 and offering expenses of $296,207 associated with the ARCPS offering were recorded as a reduction of the capital paid in excess of par value of common stock. The ARCPS's dividends are cumulative at a rate determined at an auction, and the dividend period will typically be seven days. Dividend rates ranged from 3.90% to 5.15% for the three months ended June 30, 2001.

                                                   Notes to Financial Statements
                                                         (unaudited) (continued)

[GRAPHIC]



   The ARCPS are redeemable, under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ARCPS have a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ARCPS under the Investment Company Act of 1940.

   On December 27, 2000, the Fund voluntarily redeemed pro rata 400 shares of ARCPS in the amount of $25,000 per share plus accumulated but unpaid dividends. Following the redemption the Fund has 2,000 outstanding shares of ARCPS.

   Salomon Smith Barney Inc. (''SSB'') also currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of ARCPS that the broker/dealer places at auction. For the three months ended June 30, 2001, SSB earned approximately $31,720 as the broker/dealer.

   7. Common Stock
   At June 30, 2001, the Fund had 250,000,000 shares of common stock authorized with a par value of $0.01 per share.

   Common stock transactions were as follows:

                                       Three Months
                                          Ended           Year Ended
                                      June 30, 2001     March 31, 2001
                                     ---------------- ------------------
                                     Shares   Amount  Shares    Amount

       ------------------------------------------------------------------
       Shares issued on reinvestment 107,697 $470,157 575,630 $2,595,805

       ------------------------------------------------------------------

                                                   Notes to Financial Statements
                                                         (unaudited) (continued)

[GRAPHIC]



   8. Capital Loss Carryforward
   At March 31, 2001, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $28,325,000 available to offset future realized capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

   The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

                      2003       2004       2007       2008       2009

      ---------------------------------------------------------------------
      Carryforward
       Amounts     $4,873,000 $2,291,000 $1,704,000 $6,787,000 $12,670,000

      ---------------------------------------------------------------------

   9. Asset Maintenance Requirement
   The Fund is required to maintain certain asset coverages with respect to the ARCPS of at least 200%. If the Fund fails to maintain these requirements as of the last business day of the month and does not cure such failure by the last business day of the following month, the Fund is required to redeem certain of the ARCPS in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements would restrict the Fund's ability to pay dividends.

   10. Forward Foreign Currency Contracts
   At June 30, 2001, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts is reflected as follows:

                                     Local      Market   Settlement Unrealized
Foreign Currency                    Currency    Value       Date    Gain (Loss)
--------------------------------------------------------------------------------
To Sell:
British Pound                         504,612 $  704,820  12/19/01    $(4,217)
Euro                                1,461,391  1,234,266  12/12/01     20,686
--------------------------------------------------------------------------------
Net Unrealized Gain on Open Forward
 Foreign Currency Contracts                                           $16,469
--------------------------------------------------------------------------------

                                                            Financial Highlights

[GRAPHIC]


For a share of common stock outstanding throughout each year ended March 31, unless otherwise noted:

                                                            2001/(1)/    2001      2000      1999
                                                            --------    -------   -------   -------
Net Asset Value, Beginning of Period.......................   $3.97       $5.02     $5.96     $6.96
                                                            -------     -------   -------   -------
Income (Loss) From Operations:
 Net investment income/(2)(3)/.............................    0.20        0.88      0.78      0.82
 Net realized and unrealized loss/(3)/.....................   (0.50)      (1.00)    (0.94)    (0.97)
                                                            -------     -------   -------   -------
 Total Loss From Operations................................   (0.30)      (0.12)    (0.16)    (0.15)
                                                            -------     -------   -------   -------
Underwriting commission and expenses of issuance of Auction
 Rate Cumulative Preferred Shares..........................      --       (0.05)       --        --
                                                            -------     -------   -------   -------
Change in undeclared dividends on Auction Rate Cumulative
 Preferred Shares..........................................    0.00*       0.04        --        --
                                                            -------     -------   -------   -------
Distributions Paid To:
 7.00% Cumulative Preferred Stock Shareholders From Net
  Investment Income........................................      --       (0.04)    (0.13)    (0.14)
 Auction Rate Cumulative Preferred Shares Shareholders From
  Net Investment Income....................................   (0.04)      (0.23)       --        --
 Common Stock Shareholders From Net Investment Income......   (0.16)      (0.62)    (0.65)    (0.69)
 Common Stock Shareholders From Capital....................      --       (0.03)       --     (0.02)
                                                            -------     -------   -------   -------
 Total Distributions.......................................   (0.20)      (0.92)    (0.78)    (0.85)
                                                            -------     -------   -------   -------
Net Asset Value, End of Period.............................   $3.47       $3.97     $5.02     $5.96
                                                            =======     =======   =======   =======
Market Value, End of Period................................   $4.70       $4.82     $4.44     $5.88
                                                            =======     =======   =======   =======
Total Return, Based on Market Value/(4)/...................    1.14%++    25.02%   (14.28)%  (12.53)%
                                                            =======     =======   =======   =======
Total Return, Based on Net Asset Value/(4)/................   (9.35)%++   (8.97)%   (4.43)%   (4.38)%
                                                            =======     =======   =======   =======
Net Assets/(5)/, End of Period (000's)..................... $57,822     $65,634   $80,234   $93,561
                                                            =======     =======   =======   =======

                                                            Financial Highlights
                                                                     (continued)

[GRAPHIC]


                                                    2001/(1)/ 2001    2000   1999
                                                    --------  -----   -----  -----
Ratios to Average Net Assets Based on Common Shares
Outstanding/(6)/:
 Net Investment Income/(3)/........................  20.15%+  19.12%# 13.90% 12.99%
 Interest Expense..................................     --     0.10    2.04   1.81
 Auction Fees......................................   0.21+    0.20#     --     --
 Other Expenses/(2)/...............................   1.97+    1.84    1.69   1.53
 Total Expenses....................................   2.18+    2.14    3.73   3.34
Portfolio Turnover Rate............................     20%      85%     79%    91%

------
(1) For the three months ended June 30, 2001 (unaudited).
(2) The investment adviser waived a portion of its fees for the year ended March 31, 2001. If such fees were not waived, the per share decrease to net investment income and the actual other expense ratio would have been $0.00* and 1.91%, respectively.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1, the ratio of net investment income to average net assets would have been 20.32%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.
(4) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
(5) Exclusive of preferred shares outstanding and undeclared preferred dividends.
(6) Calculated on basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
 #  Amount has been reclassified to conform to current year presentation.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

                                                            Financial Highlights
                                                                     (continued)

[GRAPHIC]

For a share of common stock outstanding throughout each year ended March 31, unless otherwise noted:

                                                   1998     1997
                                                 --------  -------
Net Asset Value, Beginning of Year..............    $6.45    $6.31
                                                 --------  -------
Income From Operations:
  Net investment income.........................     0.87     0.92
  Net realized and unrealized gain..............     0.56     0.08
                                                 --------  -------
  Total Income From Operations..................     1.43     1.00
                                                 --------  -------
Distributions Paid To:
  7.00% Cumulative Preferred Stock Shareholders
   From Net Investment Income...................    (0.14)   (0.14)
  Common Stock Shareholders From
   Net Investment Income........................    (0.78)   (0.72)
                                                 --------  -------
  Total Distributions...........................    (0.92)   (0.86)
                                                 --------  -------
Net Asset Value, End of Year....................    $6.96    $6.45
                                                 ========  =======
Market Value, End of Year.......................    $7.50    $7.25
                                                 ========  =======
Total Return, Based on Market Value/(1)/........    14.81%   15.55%
                                                 ========  =======
Total Return, Based on Net Asset Value/(1)/.....    19.75%   14.04%
                                                 ========  =======
Net Assets/(2)/, End of Year (000's)............ $105,861  $95,034
                                                 ========  =======
Ratios to Average Net Assets Based on
Common Shares Outstanding/(3)/:
  Net Investment Income.........................    12.60%   14.35%
  Interest Expense..............................     1.81     1.92
  Other Expenses................................     1.51     1.59
  Total expenses................................     3.32     3.51
Portfolio Turnover Rate.........................       79%     101%

------
(1)The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
(2)Exclusive of preferred shares outstanding and undeclared preferred dividends.
(3)Calculated on basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders. The amounts for 1997 have been recalculated to reflect this methodology.

                                                     Other Financial Information
                                                                     (unaudited)

[GRAPHIC]

   The table below sets out information with respect to Auction Rate Cumulative Preferred Shares, 7.00% Cumulative Preferred Stock and Bank Credit Facility:

                                   2001/(1)/  2001     2000     1999     1998     1997
                                   --------  ------- -------- -------- -------- --------
Auction Rate Cumulative
Preferred Shares(2)(3)
  Total Amount
   Outstanding (000s)............. $50,000   $50,000       --       --       --       --
  Asset Coverage Per Share........  53,911    57,828       --       --       --       --
  Involuntary Liquidating
   Preference Per Share...........  25,000    25,000       --       --       --       --
  Average Market Value
   Per Share(4)...................  25,000    25,000       --       --       --       --
7.00% Cumulative Preferred
Stock(5)
  Total Amount Outstanding (000s).      --        -- $ 30,000 $ 30,000 $ 30,000 $ 30,000
  Asset Coverage Per Share........      --        --    2,340    2,560    2,760    2,580
  Involuntary Liquidating
   Preference Per Share...........      --        --    1,000    1,000    1,000    1,000
  Average Market Value
   Per Share(4)...................      --        --    1,000    1,000    1,000    1,000
PNC Bank Credit Facility(6)
  Total Amount
   Outstanding (000s).............      --        --   30,000   30,000   30,000   30,000
  Asset Coverage (000s)...........      --        --  140,200  153,600  165,900  154,800

------
(1)As of June 30, 2001.
(2)On April 14, 2000, the Fund issued 2,400 shares of Auction Rate Cumulative Preferred Shares at $25,000 a share.
(3)On December 27, 2000, the Fund redeemed 400 shares of Auction Rate Cumulative Preferred Shares at $25,000 a share.
(4)Excludes accrued interest or accumulated undeclared dividends.
(5)On April 14, 2000, the Fund redeemed in full its shares of 7.00% Cumulative Preferred Stock.
(6)On April 14, 2000, the Fund's $35,000,000 line of credit with PNC Bank was extinguished.

                                                 Quarterly Results of Operations
                                                                     (unaudited)

[GRAPHIC]


                                                                                 Net Increase
                                                            Net Realized          (Decrease)
                                                           and Unrealized       in Net Assets
                       Investment      Net Investment       Gain (Loss)              From
                         Income            Income          on Investments         Operations
                    ----------------- ----------------- -------------------  -------------------
                                Per               Per                 Per                  Per
   Quarter Ended      Total    Share*   Total    Share*    Total     Share*     Total     Share*
   -------------    ---------- ------ ---------- ------ -----------  ------  -----------  ------
June 30, 1999       $3,352,171 $0.21  $2,987,079 $0.19  $(4,365,869) $(0.28) $(1,378,790) $(0.09)
September 30, 1999   3,397,175  0.21   3,038,845  0.19   (4,147,356)  (0.26)  (1,108,511)  (0.07)
December 31, 1999    3,585,998  0.23   3,230,785  0.21       28,349    0.00    3,259,134    0.21
March 31, 2000       3,400,371  0.21   2,987,078  0.19   (6,190,702)  (0.40)  (3,203,624)  (0.21)
June 30, 2000+       3,791,006  0.26   3,400,599  0.24   (2,584,762)  (0.20)     815,837    0.04
September 30, 2000+  3,876,921  0.24   3,499,142  0.22   (5,708,887)  (0.35)  (2,209,745)  (0.13)
December 31, 2000+   3,924,581  0.24   3,553,222  0.24   (9,929,785)  (0.62)  (6,376,563)  (0.38)
March 31, 2001+      3,581,568  0.22   3,261,688  0.18    2,300,479    0.16    5,562,167    0.34
June 30, 2001        3,513,657  0.21   3,147,374  0.20   (8,204,289)  (0.50)  (5,056,915)  (0.30)

------
*Per share of Common Stock.
+Certain amounts have been reclassified to conform to current year presentation.

                                                                  Financial Data
                                                                     (unaudited)

[GRAPHIC]


For a share of common stock outstanding throughout each period:

                                                            Dividend
                             NYSE      Net Asset Dividend Reinvestment
Record Date Payable Date Closing Price  Value*     Paid      Price

-----------------------------------------------------------------------
 4/27/99      4/30/99       $5.750       $6.07    $0.056     $5.910
 5/25/99      5/28/99        5.938        5.87     0.056      5.750
 6/22/99      6/25/99        5.875        5.69     0.054      5.580
 7/27/99      7/30/99        5.938        5.68     0.054      5.641
 8/24/99      8/27/99        5.750        5.51     0.054      5.463
 9/21/99      9/24/99        5.375        5.42     0.054      5.312
 10/26/99     10/29/99       4.938        5.34     0.054      5.200
 11/22/99     11/26/99       5.000        5.42     0.054      4.880
 12/27/99     12/30/99       4.500        5.43     0.054      4.630
 1/25/00      1/28/00        4.625        5.30     0.054      4.690
 2/22/00      2/25/00        4.500        5.27     0.054      4.480
 3/28/00      3/31/00        4.438        5.11     0.054      4.556
 4/25/00      4/28/00        4.563        4.88     0.054      4.661
 5/23/00      5/26/00        4.563        4.68     0.054      4.586
 6/27/00      6/30/00        4.750        4.80     0.054      4.714
 7/21/00      7/28/00        5.000        4.80     0.054      4.704
 8/18/00      8/25/00        5.063        4.65     0.054      4.809
 9/22/00      9/29/00        5.063        4.52     0.054      4.750
 10/24/00     10/27/00       4.625        4.12     0.054      4.394
 11/20/00     11/24/00       4.500        3.88     0.054      4.275
 12/26/00     12/29/00       3.938        3.81     0.054      3.741
 1/23/01      1/26/01        4.938        4.21     0.054      4.691
 2/20/01      2/23/01        4.860        4.26     0.054      4.617
 3/27/01      3/30/01        4.800        3.98     0.054      4.560
 4/24/01      4/27/01        4.590        3.79     0.054      4.361
 5/22/01      5/25/01        4.600        3.81     0.054      4.370
 6/26/01      6/29/01        4.570        3.46     0.052      4.342

------
* Asof record date.

                                                      Dividend Reinvestment Plan
                                                                     (unaudited)

[GRAPHIC]


   Under the Fund's Dividend Reinvestment Plan (Plan), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds 98% of the net asset value per share of the Common Stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of Common Stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the Common Stock.

   If the market price of the Common Stock is less than 98% of the net asset value of the Common Stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the Common Stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the

                                                      Dividend Reinvestment Plan
                                                         (unaudited) (continued)

[GRAPHIC]


then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the Common Stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at such net asset value. PFPC will begin to purchase Common Stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

   PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

   Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

                                                      Dividend Reinvestment Plan
                                                         (unaudited) (continued)

[GRAPHIC]


   Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

                    --------------------------------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

[GRAPHIC]



   DIRECTORS

   Allan J. Bloostein
   Martin Brody
   Dwight B. Crane
   Paolo M. Cucchi
   Robert A. Frankel
   Paul Hardin
   William R. Hutchinson
   Heath B. McLendon, Chairman
   George M. Pavia

   Charles F. Barber, Emeritus

   OFFICERS

   Heath B. McLendon
   Chairman of the Board
   Lewis E. Daidone
   Senior Vice President
   and Treasurer
   John C. Bianchi, CFA
   Vice President and
   Investment Officer
   Paul A. Brook
   Controller
   Christina T. Sydor
   Secretary

                This report is intended only for the shareholders of the
                            ZENIX Income Fund Inc.
                It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                                 FD01153 8/01